-------------------------------------------------------------------------------

                              PRESENTATION TO THE
                  SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS
                           HUDSON GENERAL CORPORATION

                               November 20, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Discounted Cash Flow Analysis

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                                     Fiscal Year Ended June 30,
                                  -------------------------------------------------------------------------------------------------
HGC LLC - US                                Actual                                           Projected
                                  --------------------------- ---------------------------------------------------------------------
                                      1998      3 mos. 9/98   9 mos. 6/99     1999        2000        2001       2002       2003
                                  -----------  ------------- ------------- ---------- -----------  ---------- ---------- ----------
Revenues                           $126,810       $31,873      $112,527     $144,400    $151,620    $159,201   $167,161   $175,519
Growth Rate                              --            --            --        13.9%        5.0%        5.0%       5.0%       5.0%

Operating Expenses                  (97,639)      (26,299)      (86,333)    (112,632)   (117,960)   (123,540)  (129,383)  (135,501)
SG&A                                (11,609)       (3,034)       (9,529)     (12,563)    (13,039)    (13,532)   (14,209)   (14,919)
                                   --------       -------       -------     --------    --------    --------   --------   --------
EBITDA                               17,562         2,540        16,665       19,205      20,621      22,129     23,569     25,099
EBITDA Margin                         13.8%          8.0%         14.8%        13.3%       13.6%       13.9%      14.1%      14.3%

Depreciation                         (6,256)       (1,587)       (4,946)      (6,533)     (6,933)     (7,450)    (7,967)    (8,555)
                                   --------       -------       -------     --------    --------    --------   --------   --------
EBIT                                 11,306           953        11,719       12,672      13,688      14,679     15,602     16,544
EBIT Margin                            8.9%          3.0%         10.4%         8.8%        9.0%        9.2%       9.3%       9.4%

Interest                                  0             0             0            0           0           0          0          0
                                   --------       -------       -------     --------    --------    --------   --------   --------
Pretax Income                        11,306           953        11,719       12,672      13,688      14,679     15,602     16,544
Pretax Margin                          8.9%          3.0%         10.4%         8.8%        9.0%        9.2%       9.3%       9.4%

Income Taxes                              0             0             0            0           0           0          0          0
                                   --------       -------       -------     --------    --------    --------   --------   --------
Net Income                          $11,306          $953       $11,719      $12,672     $13,688     $14,679    $15,602    $16,544
                                   ========       =======       =======     ========    ========    ========   ========   ========

Gross Distribution Amount   (a)         (b)                       9,729        9,729      10,473      11,375     12,295     13,035

HGC Share                   51.0%       (b)                         (b)          (b)       5,341       5,801      6,270      6,648
LAGS Share                  49.0%       (b)                         (b)          (b)       5,132       5,574      6,025      6,387

--------------
(a) Distributions represent prior years declaration paid in the first half of current fiscal year.
(b) See consolidated distributions.

                                                                                                                 November 20, 1998
                                                                                                                            Page 1

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                           Fiscal Year Ended June 30,
                            ------------------------------------------------------------------------------------------------
HGC LLC - CANADA                    Actual                                           Projected
                            -----------------------   ----------------------------------------------------------------------
                               1998     3 mos. 9/98    9 mos. 6/99     1999        2000       2001       2002        2003
                            ---------   -----------   -------------  ---------    -------   --------   --------    ---------
Revenues                     $42,287      $9,268         $34,254      $43,522     $44,828    $46,172    $47,558     $48,984
Growth Rate                       --          --              --         2.9%        3.0%       3.0%       3.0%        3.0%

Operating Expenses           (34,340)     (7,441)        (28,813)     (36,254)    (37,297)   (38,370)   (39,473)    (40,609)
SG&A                          (2,522)       (896)         (1,628)      (2,524)     (2,600)    (2,678)    (2,758)     (2,841)
                             -------      ------         -------      -------     -------    -------    -------    --------
EBITDA                         5,425         931           3,813        4,744       4,931      5,124      5,327       5,534
EBITDA Margin                  12.8%       10.0%           11.1%        10.9%       11.0%      11.1%      11.2%       11.3%

Depreciation                  (1,981)       (463)         (1,580)      (2,043)     (2,043)    (2,043)    (2,043)     (2,043)
                             -------      ------         -------      -------     -------    -------    -------    --------
EBIT                           3,444         468           2,233        2,701       2,888      3,081      3,284       3,491
EBIT Margin                     8.1%        5.0%            6.5%         6.2%        6.4%       6.7%       6.9%        7.1%

Interest                           0           0               0            0           0          0          0           0
                             -------      ------         -------      -------     -------    -------    -------    --------
Pretax Income                 $3,444        $468          $2,233       $2,701      $2,888     $3,081     $3,284      $3,491
Pretax Margin                   8.1%        5.0%            6.5%         6.2%        6.4%       6.7%       6.9%        7.1%

Gross Distribution    (a)        (b)                       2,066        2,066       1,621      1,733      1,849       1,970
Amount

HGC Share             51.0%      (b)                         (b)          (b)         827        884        943       1,005
LAGS Share            49.0%      (b)                         (b)          (b)         794        849        906         965

------------------
(a) Distributions represent prior years declaration paid in the first half of current fiscal year.
(b) See consolidated distributions.

                                                                                                         November 20, 1998
                                                                                                                    Page 2

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                               Fiscal Year Ended June 30,
                                ------------------------------------------------------------------------------------------
HGC LLC - OVERHEAD                     Actual                                      Projected
                                --------------------  --------------------------------------------------------------------
                                 1998    3 mos. 9/98   9 mos. 6/99       1999       2000       2001       2002       2003
                                ------   -----------  -------------     ------     ------     ------     ------     ------
Revenues                                      $0            $55           $55        $55        $55        $55        $55
Growth Rate                        --         --             --            --       0.0%       0.0%       0.0%       0.0%

Operating Expenses                336          -              0             0          0          0          0          0
SG&A                             (328)      (116)           (84)         (200)      (200)      (200)      (200)      (200)
                                 ----       ----           ----         -----      -----      -----      -----      -----

EBITDA                              8       (116)           (29)         (145)      (145)      (145)      (145)      (145)
EBITDA Margin                      --         --             --            --         --         --         --         --

Depreciation                        0          0              0             0          0          0          0          0
                                 ----       ----           ----         -----      -----      -----      -----      -----

EBIT                                8       (116)           (29)         (145)      (145)      (145)      (145)      (145)
EBIT Margin                        --         --             --            --         --         --         --         --

Interest Income        5.5%         0          0              0             0          0          0          0          0
Interest Expense       8.0%         0          0              0             0          0          0          0          0
                                 ----       ----           ----         -----      -----      -----      -----      -----

Pretax Income                      $8      ($116)          ($29)        ($145)     ($145)     ($145)     ($145)     ($145)
Pretax Margin                      --         --             --            --         --         --         --         --

                                                                                                        November 20, 1998
                                                                                                                   Page 3


                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                                         Fiscal Year Ended June 30,
                                       ------------------------------------------------------------------------------------------
HGC LLC - CONSOLIDATED                        Actual                                           Projected
                                      ---------------------  -------------------------------------------------------------------
                                         1998   3 mos. 9/98  9 mos. 6/99      1999         2000       2001       2002     2003
                                      --------- -----------  -----------     ------       ------     ------     ------   ------
Revenues                               168,947    $41,141      $146,836     $187,977     $196,503   $205,428   $214,774 $224,558
Growth Rate                                                                    11.3%         4.5%       4.5%       4.5%     4.6%

Operating Expenses                    (131,643)   (33,740)     (115,146)    (148,886)    (155,257)  (161,910)  (168,856)(176,110)
SG&A                                   (14,459)    (4,046)      (11,241)     (15,287)     (15,839)   (16,410)   (17,167) (17,960)
                                      --------    -------      --------     --------     --------   --------   -------- --------

EBITDA                                  22,845      3,355        20,449       23,804       25,407     27,108     28,751   30,488
EBITDA Margin                            13.5%       8.2%         13.9%        12.7%        12.9%      13.2%      13.4%    13.6%

Depreciation                            (8,237)    (2,050)       (6,526)      (8,576)      (8,976)    (9,493)   (10,010) (10,598)
                                      --------    -------      --------     --------     --------   --------   -------- --------

EBIT                                    14,608      1,305        13,923       15,228       16,431     17,615     18,741   19,890
EBIT Margin                               8.6%       3.2%          9.5%         8.1%         8.4%       8.6%       8.7%     8.9%

Interest Income                            411         39             0            0            0          0          0        0
Interest Expense - Sub Debt  7.0%         (533)       (60)         (212)        (272)        (167)       (62)        (5)       0
Interest Expense - Revolver  8.0%            0        (29)         (684)        (713)      (1,328)    (1,405)    (1,633)  (1,764)
                                      --------    -------      --------     --------     --------   --------   -------- --------

Pretax Income                          $14,486     $1,255       $13,027      $14,243      $14,936    $16,148    $17,103  $18,127
Pretax Margin                             8.6%       3.1%          8.9%         7.6%         7.6%       7.9%       8.0%     8.1%

Income Taxes                44.0%(a)    (1,748)      (215)       (1,223)      (1,438)      (1,521)    (1,606)    (1,695)  (1,786)
                                      --------    -------      --------     --------     --------   --------   -------- --------
Foreign Translation Adj.                  (830)
Net Income                             $11,908     $1,040       $11,804      $12,805      $13,415    $14,542    $15,408  $16,340
                                      ========    =======      ========     ========     ========   ========   ======== ========
Net Margin                                7.0%       2.5%          8.0%         6.8%         6.8%       7.1%       7.2%     7.3%

HGC                         51.0%(b)   $12,041         $0        $8,042 (c)   $8,042 (c)   $6,168     $6,685     $7,213   $7,653
LAGS                        49.0%(b)    $3,076         $0        $3,712 (c)   $3,712 (c)   $5,926     $6,423     $6,931   $7,352

Total Distribution                     $15,117         $0       $11,754      $11,754      $12,094    $13,108    $14,144  $15,005


------------------
(a)  Canadian earnings are taxed at 44% plus $250,000 of US income taxes.

(b) Distributions represent prior years declaration paid in the first half of current fiscal year.

(c)  Distribution declared prior to LAGS option exercise.

                                                              November 20, 1998
                                                                         Page 4

                             HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                             Dollars in thousands

                                                                        Fiscal Year Ended June 30,
                                           -------------------------------------------------------------------------------------
HGC CORP.                                         Actual                                          Projected
                                           ----------------------   ------------------------------------------------------------
                                            1998      3 mos. 9/98   9 mos. 6/99    1999      2000      2001      2002      2003
                                           ------     -----------   -----------   ------    ------    ------    ------    ------
Mineral and Rental Revenues                               $171           $469       $640      $535      $445      $370      $310
US LLC Fees                  3.50% (a)                   1,116          3,938      5,054     5,307     5,572     5,851     6,143
Canada LLC Fees              1.25% (a)                     116            428        544       560       577       594       612
                                           ------       ------         ------     ------    ------    ------    ------    ------

Total Revenues                             $5,783       $1,403         $4,835     $6,238    $6,402    $6,594    $6,815    $7,065

Growth Rate                                                                        19.6%      2.6%      3.0%      3.4%      3.7%

Operating Expenses:
Cost Savings                                    0            0              0          0         0         0         0         0
SG&A                                       (7,843)      (1,738)        (6,417)    (8,155)   (8,399)   (8,651)   (8,911)   (9,178)
                                           ------       ------         ------     ------    ------    ------    ------    ------

EBITDA                                     (2,060)        (335)        (1,582)    (1,917)   (1,997)   (2,057)   (2,096)   (2,113)

Depreciation                                 (664)        (156)          (364)      (520)     (450)     (393)     (343)     (304)
                                           ------       ------         ------     ------    ------    ------    ------    ------

EBIT                                       (2,724)        (491)        (1,946)    (2,437)   (2,447)   (2,450)   (2,439)   (2,417)


-----------
(a) HGC receives overhead charges from LLC equivalent to 3.5% of US LLC revenues plus 1.25% of Canada LLC revenues, in addition to lease income.

                                                              November 20, 1998

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                                             Fiscal Year Ended June 30,
                                                -----------------------------------------------------------------------------------
                                                        Actual                                   Projected
                                                ---------------------   -----------------------------------------------------------
VALUE STAND-ALONE ENTITY                         1998     3 mos. 9/98   9 mos. 6/99    1999     2000     2001     2002       2003
                                                ------    -----------   -----------   ------   ------   ------   ------     ------
HGC Corporate Cash Flows
------------------------
EBIT                                            (2,724)       (491)        (1,946)    (2,437)  (2,447)  (2,450)  (2,439)    (2,417)
Plus: Depreciation                                 664         156            364        520      450      393      343        304
Less: Capital Expenditures                        (100)        (29)          (721)      (750)    (750)    (250)    (250)      (250)
                                                ------      ------         ------     ------   ------   ------   ------     ------
    Pre-Tax Corporate Cash Flow                 (2,160)       (364)        (2,303)    (2,667)  (2,747)  (2,307)  (2,346)    (2,363)

Plus HGC Interest in LLC                  51%
------------------------
US EBIT                                         $5,766        $486         $5,977     $6,463   $6,981   $7,486   $7,957     $8,437
Canada EBIT                                      1,756         239          1,139      1,378    1,473    1,572    1,675      1,781
Corporate EBIT                                       4         (59)           (15)       (74)     (74)     (74)     (74)       (74)
Plus: Depreciation                               4,201       1,046          3,328      4,374    4,578    4,841    5,105      5,405
Less: Capital Expenditures                      (5,100)     (1,488)        (3,612)    (5,100)  (6,120)  (6,174)  (6,120)    (6,828)
Less: Working Capital               (a)  5.0%                 (780)          (397)    (1,177)    (855)    (865)    (238)      (250)
                                                ------      ------         ------     ------   ------   ------   ------     ------
    Pre-tax LLC Cash Flow                       $6,627       $(557)        $6,420     $5,863   $5,982   $6,786   $8,305     $8,471

Taxes
-----
US EBIT (HGC Corp.,Non-Canada LLC)               3,046         (64)         4,016      3,952    4,460    4,963    5,444      5,947
US Taxes                                42.00%  (1,279)         27         (1,687)    (1,660)  (1,873)  (2,084)  (2,287)    (2,498)
Canada EBIT                                      1,756         239          1,139      1,378    1,473    1,572    1,675      1,781
Canada Taxes                            44.00%    (773)       (105)          (501)      (606)    (648)    (691)    (737)      (783)
                                                ------      ------         ------     ------   ------   ------   ------     ------
                                                (2,052)        (78)        (2,188)    (2,266)  (2,521)  (2,776)  (3,023)    (3,281)

Unlevered Free Cash Flow                        $2,415       $(999)        $1,929       $930     $714   $1,704   $2,935     $2,827

Terminal Value
2003 EBIT                                                                                                                    7,728
Enterprise Value                         6.0x                                                                               46,366

Total Cash Flows                                                           $1,929                $714   $1,704   $2,935    $49,193

Discount Factor                         10.0%                1.037          0.943               0.857    0.779    0.709      0.644
PV Cash Flows                                                              $1,820                $613   $1,328   $2,080    $31,690

NPV @ 11/19/98                                             $37,530
Less: Debt @ LLC                        51%                 (2,641)
Plus: Cash @ LLC                        51%                  1,457
Plus: LLC due to HGC                                         4,525
Less: Non-ordinary working capital recievable/(payable)       (509)
                                                           -------

Equity Value                                               $40,361
                                                           =======

------------------
(a) Working capital (increase)/decrease equal to 5% of change in revenues, plus $1,250 for 1999 - 2001.

                                                              November 20, 1998
                                                                         Page 6

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands


VALUATION OF LAGS OPTION EXERCISE PROCEEDS
                                                                                              Pre-Tax       Weighted Avg
                                                                        Value     % Total     Return           Return
                                                                       -------    -------     -------       ------------

  Consolidated LLC Assets                                              $111,746     79.0%      10.00%           7.90%
  LLC Cash                                                               29,627     21.0%       4.43%(1)        0.93%
                                                                       --------                                 -----
                                                                       $141,373                                 8.83%
                                                                                                                -----


  Aggressive Case - No Taxes Paid
  -------------------------------
  Year                                                                    1          2           3
                                                                       --------   -------     -------
  Face Amount                                    $29,627
  Pretax Yield on Preferred (2yr Tr less 25bps)    4.32%                 $1,280     $1,280     $1,280
  Disount Factor (Assume mid-year payments)        8.83%    1.047         0.962      0.884      0.812
  PV Dividends                                                           $1,231     $1,131     $1,039
  Face Amount                                                                                 $29,627
  Discount Factor                                  8.83%    1.004         0.922      0.847      0.778
  PV Face Amount                                                                              $23,064
  PV Cash Flows                                                          $1,231     $1,131    $24,104
  ---------------------------------------------------------------
  TOTAL PV CFS                                            $26,466
  ---------------------------------------------------------------



  Conservative Case Value of Preferred - Full Taxes Paid in Year 3
  ----------------------------------------------------------------
  Year                                                                    1          2           3
                                                                       --------   -------     -------
  Face Amount                                    $29,627
  After-tax Yield on Preferred                     2.51%                   $742     $742         $742
  AT Disount Factor (mid-year payments)            5.12%    1.047         0.962    0.884        0.812
  PV Dividends                                                             $714     $656         $603
  After-tax Face Amount                                                                       $17,184
  After-tax Discount Factor                        5.12%    1.004         0.922    0.847        0.778
  PV Face Amount                                                                              $13,377
  PV After-tax Cash Flows                                                  $714     $656      $13,980
  ---------------------------------------------------------------
  TOTAL PV ATCFS                                          $15,350
  ---------------------------------------------------------------

Notes:
(1) Based on 3 month Treasury rate as of 11/19/98.

                                                              November 20, 1998
                                                                         Page 7

                                                  HUDSON GENERAL CORP.
                                              Discounted Cash Flow Analysis
                                                  Dollars in thousands


VALUE STAND-ALONE ENTITY
                                                                                                              Value Per Share
                                                          Assumptions             Valuation at 11/19/98         at 11/19/98
                                                -----------------------------   ------------------------  ------------------------
                                                Conservative       Aggressive   Conservative  Aggressive  Conservative  Aggressive
                                                ------------       ----------   ------------  ----------  ------------  ----------
DCF Value of HGC Corp./51% Interest in LLC
   2003 Exit EBIT Multiple                           5.0x              7.0x
   Discount Rate                                    11.0%              9.0%
        Valuation                                                                 $34,174      $47,039      $19.18         $26.40


LAGS Option Exercise Proceeds                   Fully Taxed        Not Taxed      $15,350      $26,466       $8.61         $14.85
                                                 In Year 3

Hawaii Sale Proceeds                             Zero Value      $5,000 Value      $1,870       $5,170       $1.05          $2.90
                                                                                  -------      -------      ------         ------
                                               $5,500 basis      $5,500 basis
                                            Deductible (34%tr)   Deduct (34%tr)
   Enterprise Value                                                               $51,394      $78,675      $28.84         $44.15


Plus:  Cash on Hand                                                               $36,883      $36,883      $20.70         $20.70
Plus:  Net Value from 1998 LLC Distribution Received in 10/98                       2,068        2,068        1.16           1.16
Plus:  Options Proceeds                                                               592          592        0.33           0.33
Less:  Canadian Tax Liability                                                      (2,000)      (1,000)      (1.12)         (0.56)
Less:  Minimum Cash Balance Required                                               (2,500)      (2,500)      (1.40)         (1.40)
Less:  Transaction Fees                                                              (750)        (750)      (0.42)         (0.42)
Less:  Dividend Payment Due Before Closing: $0.50 per share                          (872)        (872)      (0.49)         (0.49)
                                                                                  -------      -------      ------         ------
                                                                                  $33,421      $34,421       18.75          19.32


   Equity Value                                                                   $84,815     $113,096      $47.60         $63.47
                                                                                  =======     ========      ======         ======

Shares Outstanding                                                                  1,782        1,782

   --------------------------------------------------------------------------------------------------------------------------------
   EQUITY VALUE / SHARE                                                            $47.60       $63.47
   --------------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------------------------------------
                                                        MID-POINT                       $55.53
                                                        -----------------------------------------------------


                                                              November 20, 1998
                                                                         Page 8

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

VALUATION MATRICES                              VALUE STAND-ALONE ENTITY
($000, except per share data)


                                                                                             Discount Rate
                                                                                9.0%              10.0%             11.0%
                                                                             ---------------------------------------------
VALUE OF HGC CORP &                   2003 EBIT                       5.0 x   $36,654           $35,383           $34,174
51% EQUITY INTEREST IN LLC               Exit                         5.5      39,250            37,872            36,561
                                       Multiple                       6.0      41,846            40,361            38,949
                                                                      6.5      44,443            42,850            41,336
                                                                      7.0      47,039            45,340            43,723
                                                                             ---------------------------------------------

                                                                                              Discount Rate
                                                                                 9.0%             10.0%             11.0%
                                                                             ---------------------------------------------
HGC VALUE PER SHARE:                  2003 EBIT                       5.0 x    $48.99            $48.27            $47.60
CONSERVATIVE CASE                        Exit                                                                    ---------
                                       Multiple                       5.5       50.44             49.67             48.94
                                                                      6.0       51.90             51.07             50.27
                                                                      6.5       53.36             52.46             51.61
                                                                             --------
                                                                      7.0      $54.81             53.86             52.95
                                                                             ---------------------------------------------

                                                                                              Discount Rate
                                                                                 9.0%             10.0%             11.0%
                                                                             ---------------------------------------------
                                                                      5.0 x    $57.64            $56.92            $56.25
                                                                                                                 ---------
HGC VALUE PER SHARE:                  2003 EBIT                       5.5       59.09             58.32             57.59
AGGRESSIVE CASE                          Exit                         6.0       60.55             59.72             58.93
                                       Multiple                       6.5       62.01             61.12             60.27
                                                                             --------
                                                                      7.0      $63.47             62.51             61.60
                                                                             ---------------------------------------------

                                                              November 20, 1998
                                                                         Page 9

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

VALUATION EFFECT OF REVISED PROJECTIONS

                                                                  1999       2000        2001        2002        2003
                                                                 ------     ------      ------      ------      ------
CONSERVATIVE CASE
-----------------
Change in EBIT                                                   (1,444)    (1,517)     (1,592)     (1,671)     (1,755)
After-tax Change in EBIT                                           (838)      (880)       (923)       (969)     (1,018)
Additional CapEx                                                 (1,917)         -           -           -           -
PV of Tax Savings on Additional Depreciation                        515          -           -           -           -
                                                                 ------     ------      ------      ------      ------
  Total Change in Cash Flows                                     (2,239)      (880)       (923)       (969)     (1,018)
    HGC Share                                             51%    (1,142)      (449)       (471)       (494)       (519)

Change in 2003 EBIT                                       51%                                                     (895)
Terminal Value                              5.0x                                                                (4,475)
                                                                 ------     ------      ------      ------      ------
Total Cash Flows                                                 (2,239)      (880)       (923)       (969)     (5,493)
Discount Factor                            11.0%       1.041      0.938      0.845       0.761       0.686       0.618
PV Cash Flows                                                    (2,100)      (743)       (703)       (665)     (3,394)
Total PV                                              (7,605)
Shares                                                 1,782
PER SHARE @ 11/19/98                                 $ (4.27)

AGGRESSIVE CASE
---------------
Change in EBIT                                                   (1,444)    (1,517)     (1,592)     (1,671)     (1,755)
After-tax Change in EBIT                                           (838)      (880)       (923)       (969)     (1,018)
Additional CapEx                                                 (1,917)         -           -           -           -
PV of Tax Savings on Additional Depreciation                        515          -           -           -           -
                                                                 ------     ------      ------      ------      ------
  Total Change in Cash Flows                                     (2,239)      (880)       (923)       (969)     (1,018)
    HGC Share                                             51%    (1,142)      (449)       (471)       (494)       (519)

Change in 2003 EBIT                                                                                               (895)
Terminal Value                              7.0x                                                                (6,265)
                                                                 ------     ------      ------      ------      ------
Total Cash Flows                                                 (2,239)      (880)       (923)       (969)     (7,283)
Discount Factor                             9.0%       1.034      0.948      0.870       0.798       0.732       0.672
PV Cash Flows                                                    (2,124)      (766)       (737)       (710)     (4,894)
Total PV                                              (9,230)
Shares                                                 1,782
PER SHARE @ 11/19/98                                 $ (5.18)


                                                              November 20, 1998
                                                                        Page 10

                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands

                                                                                Fiscal Year Ended June 30,
                                                     ------------------------------------------------------------------------------
                                                          Actual                                  Projected
                                                     ----------------- ------------------------------------------------------------
VALUE CASH FLOWS TO HGC                               1998  3 mos. 9/98 9 mos. 6/99    1999      2000      2001      2002      2003
                                                     ------ ----------- -----------   ------    ------    ------    ------    ------
LLC CONSOLIDATED UNLEVERED CASH FLOWS
Pre-Tax LLC Cash Flow                                        ($1,092)    $12,588    $11,496   $11,730   $13,306   $16,283   $16,610
Taxes (Canada at 44% plus $250,000 US)                          (215)     (1,223)    (1,438)   (1,521)   (1,606)   (1,695)   (1,786)
                                                             -------     -------    -------   -------   -------   -------   -------
Cons. LLC Net Cash Flow                                       (1,307)     11,365     10,058    10,210    11,700    14,589    14,824

Less: HGC Distributions                 (a)                       --          --         --    (6,168)   (6,685)   (7,213)   (7,653)
Less: LAGS Distributions                (a)                       --          --         --    (5,926)   (6,423)   (6,931)   (7,352)
                                                             -------     -------    -------   -------   -------   -------   -------

Net LLC Cash Flow                                             (1,307)     11,365               (1,884)   (1,408)      445      (181)
Cumulative Debt/(Cash) at LLC                                     --     (11,365)              (9,480)   (8,073)   (8,517)   (8,336)
------------------------------------------------------------------------------------------------------------------------------------

HGC CASH FLOWS
HGC Corp. Pretax Cash Flow                                      (364)     (2,303)    (2,667)   (2,747)   (2,307)   (2,346)   (2,363)
HGC Taxes (Corp plus LLC US)                                      59      (1,591)    (1,532)   (1,746)   (1,957)   (2,159)   (2,370)
                                                             -------     -------    -------   -------   -------   -------   -------
HGC Corp. Net Cash Flow                                         (305)     (3,894)    (4,199)   (4,493)   (4,264)   (4,505)   (4,733)
Discount Factor                               10.0%            1.037       0.943                0.857     0.779     0.709     0.644
PV Cash Flows                                                   (317)     (3,673)              (3,852)   (3,323)   (3,192)   (3,049)

LLC Distributions to HGC                                          --                            6,168     6,685     7,213     7,653
Discount Factor                               10.0%            1.000                            0.909     0.826     0.751     0.683
PV Distributions                                                                                5,607     5,525     5,420     5,227

Terminal Value
2003 EBIT (51%)                                                                                                               7,728
Enterprise Value                               6.0 x                                                                         46,366
Less Debt                                51%                                                                                 (4,252)
Plus Cash                                                                                                                         -
Terminal Value                                                                                                               50,617
Discount Factor                               10.0%            1.037                                                          0.644
PV Terminal Value                                                                                                           $32,608
PV All Cash Flows                                                         (3,673)        --     1,755     2,201     2,227    34,785

NPV @ 11/19/98                                                37,297
Less: Debt @ LLC                         51%                  (2,641)
Plus: Cash @ LLC                         51%                   1,457
Plus: LLC due to HGC                                           4,525
Less: Non-ordinary working capital recievable/(payable)         (509)
                                                             -------

                                            Equity Value     $40,128
                                            ------------     =======
                                            (a) 1999 distribution accounted for separately - to come.

                                                                                                                  November 20, 1998
                                                                                                                            Page 11


                              HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands


VALUE CASH FLOWS TO HGC

                                                                                                               Value per Share
                                                         Assumptions              Valuation at 11/19/98          at 11/19/98
                                                -----------------------------   ------------------------  -------------------------
                                                Conservative       Aggressive   Conservative  Aggressive  Conservative   Aggressive
                                                ------------       ----------   ------------  ----------  ------------   ----------
DCF Value of HGC Corp./51% Interest in LLC
   2003 Exit EBIT Multiple                           5.0x             7.0x
   Discount Rate                                    11.0%             9.0%
        Valuation                                                                  $33,921      $46,826     $19.04        $26.28


LAGS Option Exercise Proceeds                    Fully Taxed        Not Taxed      $15,350      $26,466      $8.61        $14.85
                                                  In Year 3

Hawaii Sale Proceeds                             Zero Value       $5,000 Value      $1,870       $5,170      $1.05         $2.90
                                                $5,500 basis      $5,500 basis     -------      -------     ------        ------
                                               Deductible (34%)    Ded (34%tr)
   Enterprise Value                                                                $51,141      $78,462     $28.70        $44.03


Plus:  Cash on Hand                                                                $36,883      $36,883     $20.70        $20.70
Plus:  Net Value from 1998 LLC Distribution Received in 10/98                        2,068        2,068       1.16          1.16
Plus:  Options Proceeds                                                                592          592       0.33          0.33
Less:  Canadian Tax Liability                                                       (2,000)      (1,000)     (1.12)        (0.56)
Less:  Minimum Cash Balance Required                                                (2,500)      (2,500)     (1.40)        (1.40)
Less:  Transaction Fees                                                               (750)        (750)     (0.42)        (0.42)
Less:  Dividend Payment Due Before Closing: $0.50 per share                           (872)        (872)     (0.49)        (0.49)
                                                                                   -------      -------     ------        ------
                                                                                    33,421       34,421      18.75         19.32


   Equity Value                                                                    $84,562     $112,882     $47.45        $63.35
                                                                                   =======     ========     ======        ======

Shares Outstanding                                                                   1,782        1,782      1,782         1,782

   -----------------------------------------------------------------------------------------------------
   EQUITY VALUE / SHARE                                                             $47.45       $63.35
   -----------------------------------------------------------------------------------------------------

                                                         ---------------------------------------
                                                         MID-POINT                       $55.40
                                                         ---------------------------------------

                                                                                                               November 20, 1998
                                                                                                                         Page 12

                                                        HUDSON GENERAL CORP.
                                                   Discounted Cash Flow Analysis
                                                        Dollars in thousands


VALUATION MATRICES                            VALUE CASH FLOWS TO HGC
($000, except per share data)

                                                                                    Discount Rate
                                                                        9.0%             10.0%             11.0%
                                                                    ----------------------------------------------
                                                               5.0 x  $36,441           $35,150           $33,921
VALUE OF HGC CORP &                2003 EBIT                   5.5     39,037            37,639            36,308
51% EQUITY INTEREST IN LLC            Exit                     6.0     41,633            40,128            38,695
                                    Multiple                   6.5     44,229            42,617            41,082
                                                               7.0     46,826            45,106            43,470
                                                                    ----------------------------------------------

                                                                                     Discount Rate
                                                                          9.0%           10.0%            11.0%
                                                                    ----------------------------------------------
                                                               5.0x     $48.87          $48.14           $47.45
                                                                                                   ---------------
HGC VALUE PER SHARE:               2003 EBIT                   5.5       50.32           49.54            48.79
CONSERVATIVE CASE                     Exit                     6.0       51.78           50.94            50.13
                                    Multiple                   6.5       53.24           52.33            51.47
                                                                    ----------
                                                               7.0      $54.69           53.73            52.81
                                                                    ----------------------------------------------

                                                                                     Discount Rate
                                                                          9.0%            10.0%           11.0%
                                                                    ----------------------------------------------
                                                               5.0x     $57.52           $56.79          $56.10
                                                                                                   ---------------
HGC VALUE PER SHARE:               2003 EBIT                   5.5       58.98            58.19           57.44
AGGRESSIVE CASE                       Exit                     6.0       60.43            59.59           58.78
                                    Multiple                   6.5       61.89            60.98           60.12
                                                                    ----------
                                                               7.0      $63.35            62.38           61.46
                                                                    ----------------------------------------------

                                                              November 20, 1998

                              HUDSON GENERAL CORP.
                   Weighted Average Cost of Capital Analysis
                          ($MM, except per share data)


Assumptions
Tax Rate                             40.00%
Risk Free Rate                        5.23%(30 year treasury rate as of 11/19/98)
Mkt Risk Premium                      7.00%
Hudson Operating Risk Premium         2.00%


                            Equity            Predicted  Unlevered         Relevering of Median Asset Beta Based on
Company                    Mkt Cap     Debt      Beta       Beta           the Following Implied Capital Structures
-------                    ---------------------------------------- --------------------------------------------------------------
                                                                                                        Cost of
AAR Corp. (AIR)             $661.9    $177.7    0.808      0.696      Debt/     Relevered     Debt        Debt      Cost of
                                                                    Total Cap.     Beta     (Pre-tax)  (After-tax)   Equity   WACC
                                                                    --------------------------------------------------------------
AHL Services (AHLS)          426.4     143.7     0.86      0.715
                                                                      30.0%        0.847       8.0%       4.8%        12.9%   10.4%
Alpha Airports Group (AAP)    55.5      77.2    1.167      0.636      40.0%        0.944       8.0%       4.8%        13.7%   10.2%
                                                                      50.0%        1.079       8.0%       4.8%        14.9%    9.9%
Aviall, Inc. (AVL)           222.6      53.3    1.013      0.886      60.0%        1.281       8.0%       4.8%        16.8%    9.6%
                                                                      70.0%        1.618       8.0%       4.8%        19.8%    9.3%
Butler Int'l (BUTL)          128.9      70.4    0.866      0.652

ITS, Inc. (ITSW)              31.6      12.6    1.029      0.831

Mercury Air Group (MAX)       44.0      64.6    0.493      0.262

Ogden Corp. (OG)           1,332.0   2,090.3     0.75      0.386

            -----------------------------------------------------
            Mean                                           0.633
            Median                                         0.674
            -----------------------------------------------------

                                                              November 20, 1998
                                                                        Page 14

                             HUDSON GENERAL CORP.
                         Discounted Cash Flow Analysis
                              Dollars in thousands



IMPLIED PERPETUAL TERMINAL CASH FLOW GROWTH RATE



2003 EBIT                           7,728          7,728
Multiple                              5.0x           7.0x
Terminal Value                     38,638         54,093
Discount Rate                         11%             9%
2003 Cash Flow                     $2,827         $2,827

Implied Perpetual Terminal
                                   ----------------------
    Cash Flow Growth Rate            3.43%          3.59%
                                   ----------------------



                                                              November 20, 1998
                                                                        Page 15

-------------------------------------------------------------------------------

Multiple-Based Valuation

                             HUDSON GENERAL CORP.
                            Multiple-Based Valuation
                             Dollars in thousands


MULTIPLE BASED VALUATION - ASSUMING ORIGINAL PROJECTIONS

                                                                                                               Value per Share
                                                            Assumptions           Valuation at 11/19/98          at 11/19/98
                                                     -------------------------- ------------------------- -------------------------
                                                     Conservative    Aggressive Conservative   Aggressive Conservative   Aggressive
                                                     ------------    ---------- ------------   ---------- ------------   ----------
Multiple Valuation of HGC Corp./51% Interest in LLC
   1999 Estimated EBIT                                  $5,329         $5,329
   EBIT Multiple                                           5.0x           7.0x
        Multiple Valuation                                                         $26,647       $37,305

   Plus: Net Debt and WC Adjustment                                                  2,831         2,831
                                                                                   -------       -------

        Adjusted Value                                                             $29,478       $40,136       $16.54        $22.52


LAGS Option Exercise Proceeds                         Fully Taxed     Not Taxed    $15,350       $26,466        $8.61        $14.85
                                                       In Year 3

Hawaii Sale Proceeds                                  Zero Value    $5,000 Value    $1,870        $5,170        $1.05         $2.90
                                                      $5,500 basis  $5,000 basis   -------       -------       ------        ------
                                                   Deductible (34%)  Ded (34%tr)
                                                   Deductible (34%)  Ded (34%tr)
   Enterprise Value                                                                $46,698       $71,773       $26.21        $40.28


Plus:  Cash on Hand                                                                $36,883       $36,883       $20.70        $20.70
Plus:  Net Value from 1998 LLC Distribution Received in 10/98                        2,068         2,068         1.16          1.16
Plus:  Options Proceeds                                                                592           592         0.33          0.33
Less:  Canadian Tax Liability                                                       (2,000)       (1,000)       (1.12)        (0.56)
Less:  Minimum Cash Balance Required                                                (2,500)       (2,500)       (1.40)        (1.40)
Less:  Transaction Fees                                                               (750)         (750)       (0.42)        (0.42)
Less:  Dividend Payment Due Before Closing: $0.50 per share                           (872)         (872)       (0.49)        (0.49)
                                                                                   -------       -------       ------        ------
                                                                                   $33,421       $34,421       $18.75        $19.32


   Equity Value                                                                    $80,119      $106,193       $44.96        $59.59
                                                                                   =======      ========       ======        ======

Shares Outstanding                                                                   1,782         1,782        1,782         1,782

   ------------------------------------------------------------------------------------------------------
   EQUITY VALUE / SHARE                                                             $44.96        $59.59
   ------------------------------------------------------------------------------------------------------

                                                       ---------------------------------------
                                                       MID-POINT                       $52.28
                                                       ---------------------------------------

                                                              November 20, 1998
                                                                        Page 16

                             HUDSON GENERAL CORP.
                            Multiple-Based Valuation
                             Dollars in thousands

MULTIPLE BASED VALUATION - ASSUMING REVISED PROJECTIONS

                                                                                                               Value per Share
                                                            Assumptions           Valuation at 11/19/98          at 11/19/98
                                                     -------------------------- ------------------------- -------------------------
                                                     Conservative    Aggressive Conservative   Aggressive Conservative   Aggressive
                                                     ------------    ---------- ------------   ---------- ------------   ----------

Multiple Valuation of HGC Corp./51% Interest in LLC
   1999 Estimated EBIT                                  $4,607         $4,607
   EBIT Multiple                                           5.0x           7.0x
        Multiple Valuation                                                        $23,037        $32,251

   Plus: Net Debt and WC Adjustment                                                 2,831          2,831
                                                                                  -------       --------

        Adjusted Value                                                            $25,868        $35,082      $14.52        $19.69


LAGS Option Exercise Proceeds                        Fully Taxed      Not Taxed   $15,350        $26,466       $8.61        $14.85
                                                      In Year 3

Hawaii Sale Proceeds                                  Zero Value    $5,000 Value   $1,870         $5,170       $1.05         $2.90
                                                     $5,500 basis   $5,500 basis  -------       --------      ------        ------
                                                   Deductible (34%)  Ded (34%tr)
   Enterprise Value                                                               $43,088        $66,719      $24.18        $37.44


Plus:  Cash on Hand                                                               $36,883        $36,883      $20.70        $20.70
Plus:  Net Value from 1998 LLC Distribution Received in 10/98                       2,068          2,068        1.16          1.16
Plus:  Options Proceeds                                                               592            592        0.33          0.33
Less:  Canadian Tax Liability                                                      (2,000)        (1,000)      (1.12)        (0.56)
Less:  Minimum Cash Balance Required                                               (2,500)        (2,500)      (1.40)        (1.40)
Less:  Transaction Fees                                                              (750)          (750)      (0.42)        (0.42)
Less:  Dividend Payment Due Before Closing: $0.50 per share                          (872)          (872)      (0.49)        (0.49)
                                                                                  -------       --------     -------        ------
                                                                                  $33,421        $34,421       18.75         19.32


   Equity Value                                                                   $76,509       $101,139      $42.93        $56.76
                                                                                  =======       ========     =======        ======

Shares Outstanding                                                                  1,782          1,782       1,782         1,782

   ------------------------------------------------------------------------------------------------------
   EQUITY VALUE / SHARE                                                            $42.93         $56.76
   ------------------------------------------------------------------------------------------------------

                                                       ------------------------------------------
                                                       MID-POINT                          $49.85
                                                       ------------------------------------------



                                                              November 20, 1998
                                                                        Page 17

-------------------------------------------------------------------------------

Related Company Analysis

                              HUDSON GENERAL CORP.
                        Related Company Trading Analysis
                          ($MM, except per share data)

                                                                    Equity                      Price / EPS (1)
                                Stock   Discount to  Premium to     Market    Enterprise   -------------------------
      Company                   Price    52W High     52W Low        Cap.        Value      LTM     1998E     1999E
-------------------           --------  -----------  ----------   ----------  ----------   -----   -------   -------
                              11/19/98

Alpha Airports Group (AAP) (pound)0.325   (73.4)%        4.8%    (pound)55.5 (pound)127.4   3.0x     3.5x       3.5x

ITS, Inc. (ITSW)                  4.750   (80.3)        35.7            31.6         39.5   6.4      7.0        5.8

Mercury Air Group (MAX)           6.688   (25.7)        20.2            44.0        102.0   7.9      7.8         NA

----------------------------------------------------------------------------------------------------------------------
Mean                                      (59.8)%       20.3%                               5.8x     6.1x       4.6x
Median                                    (73.4)        20.2                                6.4      7.0        4.6
----------------------------------------------------------------------------------------------------------------------



                                 Enterprise Value / EBIT
                              -----------------------------
      Company                  LTM        1998E      1999E
-------------------           -----      -------    -------

Alpha Airports Group (AAP)      4.0x        NA         NA

ITS, Inc. (ITSW)                3.8         NA         NA

Mercury Air Group (MAX)         7.0         NA         NA

-----------------------------------------------------------
Mean                            4.9x        NA         NA
Median                          4.0         NA         NA
-----------------------------------------------------------

Notes:
-------------------
(1) Based on I/B/E/S estimates as of 11/19/98.

                                                              November 20, 1998
                                                                        Page 18

                              HUDSON GENERAL CORP.
                       Related Company Operating Analysis
                          ($MM, except per share data)

                                                                            EPS                                EBIT
                                  Market       Enterprise     ---------------------------------      --------------------------
   Company                        Value          Value          LTM      1998E (1)    1999E (1)        LTM     1998E     1999E
-------------                   --------       ----------     -------   ----------   ----------      -------  -------   -------
                                11/19/98

Alpha Airports Group (AAP)   (pounds)55.5   (pounds)127.4  (pounds)0.11 (pounds)0.09 (pounds)0.09 (pounds)32.0   NA        NA

ITS, Inc. (ITSW)                    $31.6           $39.5         $0.74        $0.68        $0.82        $10.4   NA        NA

Mercury Air Group (MAX)              44.0           102.0          0.84         0.86           NA         14.6   NA        NA


Notes:
-------------------
(1) Based on I/B/E/S estimates as of 11/19/98.

                                                              November 20, 1998
                                                                        Page 19

-------------------------------------------------------------------------------

Related Transaction Analysis

                              HUDSON GENERAL CORP.
                          Related Transaction Analysis

                                                                                         Aggregate Value/
     Date                                                  Aggregate    Equity    -----------------------------  Equity Value/
  Announced         Target               Acquirer            Value       Value     Sales     EBITDA      EBIT     Net Income
 -----------       --------             ----------         ---------   ---------  -------   --------   --------  ------------
                                                             ($MM)       ($MM)


    4/6/98     Aircraft Services     Ranger Aerospace        $ 95.0     $ 101.5     0.8x       6.9x      10.3x       16.8x
               (Viad)


   8/18/95     DynAir Services (1)   Alpha Airports Group   $ 122.0        NA       0.9x        NA       11.5x        NA


Note:
(1) DynAir data based on news articles. Sales and EBIT estimate based on reported estimate for DynCorp, parent of DynAir. Therefore, estimates may include other businesses owned by DynCorp.

                                                              November 20, 1998
                                                                        Page 20

-------------------------------------------------------------------------------

Public Acquisition Premium Analysis

                              HUDSON GENERAL CORP.
                    Domestic Acquisitions 10/1/96 - Present
        Structured as Tender Offer or Tender/Merger, Cash Consideration
       Excludes Repurchases/Self-Tenders/Acquisitions of Partial Interest
                    Enterprise Value Between $50 and $200MM

               Original
Announcement Announcement                                                                   Transaction     Price/
    Date         Date               Target Name                      Acquiror                Value (3)      Share
------------ ------------  ------------------------------   ------------------------------  -----------     ------
                                                                                               ($mm)         ($)
  10/10/96    10/10/96     WCI Steel Inc(Renco Group Inc)   Renco Group Inc                     56.5        10.00
  10/30/96    10/30/96     Pacific Rehab & Sports Med       Horizon/CMS Healthcare Corp         72.7         6.50
  11/13/96    11/13/96     Edmark Corp                      IBM Corp                           123.8        15.50
  11/13/96    11/13/96     Medex Inc                        FCY Inc                            150.6        23.50
  11/18/96    11/18/96     Sudbury Inc                      Intermet Corp                      155.4        12.50
  11/25/96    11/25/96     American Studios Inc             PCA International Inc               66.3         2.50
  11/25/96    11/25/96     Opal Inc                         Applied Materials Inc              189.6        18.50
  11/27/96    11/27/96     Milgray Electronics Inc          Bell Industries Inc                100.0        14.77
  11/29/96    11/29/96     ElectroStar Inc                  Tyco International Ltd             111.0        14.00
   12/9/96     12/9/96     Square Industries Inc            Central Parking Corp                69.3        31.00
  12/16/96    12/16/96     Tylan General Inc                Millipore Corp                     147.7        16.00
   2/11/97     2/11/97     Innotech Inc                     Johnson & Johnson                  135.6        13.75
   3/14/97     3/14/97     Communications Central Inc       PhoneTel Technologies Inc          154.8        12.85
   3/31/97     3/31/97     Peak Technologies Group Inc      Moore Corp Ltd                     169.8        18.00
    5/6/97      5/6/97     Varsity Spirit                   Riddell Sports Inc                  91.0        18.90
   5/28/97     5/28/97     DAKA International Inc           Compass Group PLC                  194.0         7.50
   5/30/97     5/30/97     Integrated Living Communities    Whitehall Street Real Estate        79.7        11.50
   5/30/97     5/30/97     National Picture and Frame Co    Colonnade Capital LLC               60.3        12.00
    6/2/97      6/2/97     Acordia Inc(Anthem Inc)          Anthem Inc                         193.2        40.00
    6/5/97      6/5/97     DIGEX Inc                        Intermedia Communications Inc      171.6        13.00
   6/17/97     6/17/97     McFarland Energy Inc             Monterey Resources Inc             111.2        18.55
   6/17/97     6/17/97     Seda Specialty Packaging Corp    CCL Industries Inc                 182.6        29.00
   6/19/97     6/19/97     Advanced Logic Research Inc      Gateway 2000 Inc                   206.8        15.50
   6/24/97     6/24/97     SMT Health Services Inc          Three Rivers Holding Corp           75.6        11.75
    7/9/97      7/9/97     Control Data Systems Inc         CDSI Holding Corp                  273.9        20.25
   7/15/97     7/15/97     DH Technology Inc                Axiohm SA                          169.5        25.00
   7/25/97     7/25/97     Imo Industries Inc               Constellation Capital Partners     117.3         7.05
   7/31/97     7/31/97     Delaware Otsego Corp             Investor Group                      53.4        22.00
    8/1/97     6/13/97     Community Care of America Inc    Integrated Health Services Inc      94.0         4.00
   8/12/97     8/12/97     Isomedix Inc                     Steris Corp                        139.8        20.50
   8/14/97     8/14/97     Talbert Medical Management       MedPartners Inc                    189.0        63.00
   8/14/97     8/14/97     Uniforce Services Inc            Comforce Corp                      140.7        32.24
   8/25/97     5/27/97     BioWhittaker Inc                 Cambrex Corp                       130.5        11.63
   8/28/97     8/28/97     Versa Technologies Inc           Applied Power Inc                  141.9        24.63
    9/2/97      9/2/97     Ground Round Restaurants         GRR Holdings LLC                    17.5         1.65
   9/17/97     9/17/97     Tescorp Inc                      Supercanal Holding SA               86.4         4.50

                Stock Price Premia to Prior Periods
                Time Before Date of Announcement(1)
Announcement    -----------------------------------
    Date        1 Day         1 Week        4 Weeks
------------    ------        ------        -------
                  (%)           (%)            (%)

  10/10/96       17.6           29.0          77.8
  10/30/96       67.7           62.5          48.6
  11/13/96       35.5           63.2          31.9
  11/13/96       54.1           58.0          66.7
  11/18/96       19.0           25.0           9.9
  11/25/96       90.5          110.5         166.7
  11/25/96       52.6           64.4         105.6
  11/27/96        8.4           17.0          20.6
  11/29/96        7.7           27.3          16.7
   12/9/96        9.7             --          12.7
  12/16/96       39.1           26.7          26.7
   2/11/97       54.9           64.2          54.9
   3/14/97       44.8           44.8          65.8
   3/31/97      108.7           97.3          65.5
    5/6/97       30.3           28.1          23.9
   5/28/97      (33.3)         (35.5)         (7.7)
   5/30/97       26.9           21.1          50.8
   5/30/97       31.5           28.0          28.0
    6/2/97       12.7           11.5          26.0
    6/5/97       19.5           35.9          31.6
   6/17/97       11.6           41.3          44.8
   6/17/97       31.8           36.5          52.6
   6/19/97       29.2           30.5          34.8
   6/24/97        4.4            2.2           8.0
    7/9/97       29.1           30.6          35.0
   7/15/97       57.5           56.3          57.5
   7/25/97       18.7           20.0          22.6
   7/31/97         --           15.0          17.3
    8/1/97       23.1           18.5          88.2
   8/12/97        5.8           15.5          13.9
   8/14/97       10.5           18.9          37.0
   8/14/97       37.6           37.6          52.6
   8/25/97       17.8           38.9          47.7
   8/28/97       36.8           33.1          31.3
    9/2/97       10.0           10.0          (5.7)
   9/17/97        7.5           33.3          38.5

                                                              November 20, 1998

                              HUDSON GENERAL CORP.
                    Domestic Acquisitions 10/1/96 - Present
        Structured as Tender Offer or Tender/Merger, Cash Consideration
       Excludes Repurchases/Self-Tenders/Acquisitions of Partial Interest
                    Enterprise Value Between $50 and $200MM

                Original
Announcement  Announcement                                                                       Transaction         Price/
    Date          Date              Target Name                          Acquiror                  Value (3)         Share
------------  ------------  ------------------------------     -----------------------------     -----------        -------
                                                                                                    ($mm)             ($)
  9/18/97       9/18/97     Guaranty National Corp             Orion Capital Corp                   117.2            36.00
  10/9/97       6/30/97     Melamine Chemicals Inc             Borden Chemical Inc(Borden)          119.7            20.50
 10/15/97      10/15/97     Thompson PBE Inc                   FinishMaster Inc(Lacey Distn)         69.3             8.00
 10/17/97      10/17/97     ATC Group Services Inc             Investor Group                       150.0            12.00
 10/17/97      10/17/97     Starrett Corp                      Startt Acquisition LLC                80.4            12.25
 10/21/97      10/21/97     Shelter Components Corp            Kevco Inc                            136.6            17.50
 11/21/97        8/6/97     New Jersey Steel(Von Roll)         Co-Steel Inc                         173.5            23.00
 11/28/97      11/26/97     Deflecta-Shield Corp               Lund International Holdings           89.8            16.00
 12/17/97      12/17/97     Suburban Ostomy Supply Co Inc      InvaCare Corporation                 130.8            11.75
 12/19/97      12/19/97     Software Artistry Inc              Tivoli Systems Inc(IBM Corp)         201.9            24.50
 12/23/97      10/14/97     Hi-Lo Automotive Inc               O'Reilly Automotive Inc               42.5             4.35
 12/29/97      12/29/97     Holmes Protection Group Inc        Tyco International Ltd               117.1            17.00
  1/14/98       1/14/98     Meridian Point Realty Trust        EastGroup Properties                  51.7             8.50
  1/20/98       1/20/98     Buttrey Food and Drug Stores       Albertson's Inc                      134.0            15.50
  1/28/98       1/28/98     Sun Coast Industries Inc           Kerr Group Inc                        45.5            10.75
  2/11/98       2/11/98     Burlington Resources Coal Seam     Devon Energy Corp                     77.0             8.75
  2/25/98       2/25/98     Environment/One Corp               Precision Castparts Corp              68.8            15.25
   3/2/98        3/2/98     First Alert Inc                    Sunbeam Corp                         129.2             5.25
   3/6/98        3/6/98     Proxima Corp                       ASK AS                                82.9            11.00
   3/9/98        3/9/98     3-D Geophysical Inc                Western Atlas Inc                    117.6             9.65
  3/11/98       3/11/98     Grist Mill                         International Home Foods Inc         110.3            14.50
  3/13/98       3/13/98     Pollo Tropical Inc                 Investor Group                        85.8            10.00
  3/23/98       3/23/98     Global Motorsport Group Inc        Golden Cycle Gold Corp                89.6            18.00
  3/23/98       3/23/98     Ultra Pac Inc                      Ivex Packaging Corp                   63.9            15.50
   4/3/98        4/3/98     Bertucci's Inc                     NE Restaurant Co Inc                  96.5            10.50
  4/15/98       4/15/98     Simulation Sciences Inc            Siebe PLC                            146.5            10.00
   5/4/98        5/4/98     Farah Inc                          Tropical Sportswear Intl Corp         93.6             9.00
   5/8/98        5/8/98     Authentic Specialty Foods Inc      Agrobios(Desc SA de CV)              141.9            17.00
  5/28/98       5/28/98     Donnelley Enterprise Solutions     Bowne & Co Inc                       105.2            21.00
   6/2/98        6/2/98     Sigma Circuits Inc                 Tyco International Ltd                55.2            10.50
  7/14/98       7/14/98     DEP Corp                           Henkel KGaA                           89.7             5.25
  7/14/98       7/14/98     New West Eyeworks Inc              National Vision Associates Ltd        76.7            13.00
  7/28/98       7/28/98     CyberMedia Inc                     Network Associates Inc               130.1             9.50
   8/4/98        8/4/98     InControl Inc                      Guidant Corp                         116.8             6.00
   8/7/98        8/7/98     Magicworks Entertainment Inc       SFX Entertainment                    105.3             4.00
  8/12/98       8/12/98     MicroProse Inc                     Hasbro Inc                            69.6             6.00

                      Stock Price Premia to Prior Periods
                      Time Before Date of Announcement (1)
Announcement     -----------------------------------------------
    Date             1 Day          1 Week            4 Weeks
------------     -------------    ------------     -------------
                      (%)             (%)               (%)
  9/18/97            10.8             23.9              27.7
  10/9/97            70.8             72.6              70.8
 10/15/97            25.5             33.3              42.2
 10/17/97             -               (8.1)             10.3
 10/17/97            11.4             12.6              24.1
 10/21/97            20.7             25.6              13.8
 11/21/97           162.9            170.6             166.7
 11/28/97            33.3             33.3              77.8
 12/17/97             8.0             13.3              13.3
 12/19/97                             62.0              57.4
 12/23/97           (14.1)            12.3              24.3
 12/29/97            (5.6)            (5.6)            (13.9)
  1/14/98            38.8             65.9              88.9
  1/20/98            44.2             44.2              47.6
  1/28/98            56.4             62.3              84.9
  2/11/98             8.5             10.2              29.6
  2/25/98            17.3             22.0              27.1
   3/2/98            68.0             90.9             110.0
   3/6/98            31.3             25.7              23.9
   3/9/98             8.7             16.1              24.5
  3/11/98            18.4             21.5              47.8
  3/13/98            26.0             25.0              14.3
  3/23/98            20.5             38.5              35.8
  3/23/98           131.8            129.6             123.4
   4/3/98            35.5             35.5              35.5
  4/15/98            24.0             16.8              11.1
   5/4/98            33.3             44.0              39.8
   5/8/98             6.3             13.3              37.4
  5/28/98            60.8             61.5              83.6
   6/2/98            13.5             24.4              20.0
  7/14/98            31.3             95.3              78.7
  7/14/98            23.8             33.3              30.0
  7/28/98            25.6             38.2             117.1
   8/4/98            21.5             50.0             118.2
   8/7/98            12.3             16.4              64.1
  8/12/98            31.5             79.4              26.3

                                                              November 20, 1998

                              HUDSON GENERAL CORP.
                    Domestic Acquisitions 10/1/96 - Present
        Structured as Tender Offer or Tender/Merger, Cash Consideration
       Excludes Repurchases/Self-Tenders/Acquisitions of Partial Interest
                    Enterprise Value Between $50 and $200MM

                   Original
Announcement     Announcement
    Date             Date            Target Name               Acquiror
------------     ------------  -----------------------  ------------------------
   9/25/98          9/25/98    Galoob Toys Inc          Hasbro Inc
   10/9/98          10/9/98    Global Motorsport        Stonington Partners Inc.
                                 Group Inc.

                           Stock Price Premia to Prior Periods
                          Time Before Date of Announcement (1)
Transaction     Price/   --------------------------------------
 Value (3)      Share       1 Day       1 Week       4 Weeks
 ---------      -----       -----       ------       -------
   ($mm)         ($)         (%)         (%)           (%)

   187.5        12.00        60.0        73.0          51.2
   109.0        19.50        13.5        33.8          31.1

-----------------------------------------------------------------
Mean                         30.4%       38.2%         46.2%
Median                       24.0        31.9          35.7
-----------------------------------------------------------------
-----------------------------------------------------------------
HGC Stock Price
  (11/19/98)               $53.63      $55.00        $48.75
Calculated Premium
  at $57.25 Purchase Price    6.8%        4.1%         17.4%
-----------------------------------------------------------------

Notes
--------------

1- Premiums are calculated based on the original announcement date, which is the first date when the target company is publicly disclosed as a possible takeover candidate.

2-  * denotes that the value is estimated

3-  Transaction Value in millions (including net debt of Target)

                                                              November 20, 1998

                              HUDSON GENERAL CORP.
                        Management and Leveraged Buyouts
                               10/1/96 to Present
                    Enterprise Value Between $50 and $200MM

                   Original
Announcement     Announcement
    Date             Date            Target Name               Acquiror
------------     ------------  ----------------------  ------------------------
   11/12/96        11/12/96    Leslie's Poolmart         Investor
    7/31/97         7/31/97    Delaware Otsego Corp      Investor
    7/30/97         7/30/97    Plasti-Line Inc.          PL Holdings Corp.
    6/24/97         6/24/97    SMT Health Services Inc   Three Rivers Holding
    9/15/97         9/15/97    DeGeorge Financial Corp   Investor
   10/17/97        10/17/97    ATC Group Services Inc    Investor
    2/16/98         2/16/98    Bertucci's Inc            Ten Idea
    3/13/98         3/13/98    Pollo Tropical Inc        Investor
    3/16/98         3/16/98    Norwood Promotional
                                 Products                FPK LLC
    5/5/98          5/5/98     Allied Digital
                                 Technologies Co         Investor
    7/17/98         7/17/98    West Teleservices Corp    Investor

                           Stock Price Premia to Prior Periods
                           Time Before Date of Announcement (1)
Transaction     Price/    --------------------------------------
 Value (3)      Share        1 Day       1 Week       4 Weeks
 ---------      -----        -----       ------       -------
   ($mm)         ($)          (%)          (%)          (%)

   112.8        14.50        26.1         31.8         31.8
    53.4        22.00         -           15.0         17.3
    30.7        14.50        36.5         36.5         30.3
    75.6        11.75         4.4          2.2          8.0
    18.1         1.50        77.8         50.0         77.8
   150.0        12.00         -           (8.1)        10.3
    72.6         8.00        33.3         29.3         25.5
    85.8        10.00        26.0         25.0         14.3
   107.8        20.70        19.1         19.1         23.6
    69.2         5.00        14.3         14.3         37.9
   147.2        15.50        25.9         29.2         22.8

------------------------------------------------------------------
 Mean                        23.9%        22.2%        27.2%
 Median                      25.9         25.0         23.6
------------------------------------------------------------------
------------------------------------------------------------------
 HGC Stock Price
   (11/19/98)              $53.63       $55.00       $48.75
 Calculated Premium at
   $57.25 Purchase Price      6.8%         4.1%        17.4%
------------------------------------------------------------------

Notes
--------------

1- Premiums are calculated based on the original announcement date, which is the first date when the target company is publicly disclosed as a possible takeover candidate.

2-  * denotes that the value is estimated

3-  Transaction Value in millions (including net debt of Target)

                                                              November 20, 1998

-------------------------------------------------------------------------------

Price/Volume Analysis

                                                        HUDSON GENERAL CORP.
                                                   Closing Prices - Last 6 Months
                                            Daily from May 19, 1998 - November 19, 1998

                                            DAILY FROM MAY 19, 1998 - NOVEMBER 19, 1998

 DATE     HGC       DATE     HGC       DATE     HGC       DATE     HGC       DATE     HGC        DATE     HGC        DATE     HGC
5/19/98  48.13     6/1/98   48.25     7/1/98   50.50     8/3/98   51.13     9/1/98   50.38     10/1/98   49.88     11/2/98   52.25
5/20/98  48.13     6/2/98   48.25     7/2/98   50.63     8/4/98   51.50     9/2/98   50.75     10/2/98   49.63     11/3/98   52.88
5/21/98  48.13     6/3/98   48.13     7/6/98   50.88     8/5/98   51.63     9/3/98   49.88     10/5/98   49.38     11/4/98   52.75
5/22/98  48.19     6/4/98   47.63     7/7/98   51.50     8/6/98   51.38     9/4/98   49.88     10/6/98   49.00     11/5/98   53.38
5/26/98  48.13     6/5/98   47.75     7/8/98   51.38     8/7/98   51.38     9/8/98   50.25     10/7/98   49.00     11/6/98   53.44
5/27/98  48.00     6/8/98   48.25     7/9/98   51.19     8/10/98  51.50     9/9/98   50.25     10/8/98   48.50     11/9/98   53.50
5/28/98  48.13     6/9/98   49.00     7/10/98  51.13     8/11/98  50.88     9/10/98  49.63     10/9/98   49.13     11/10/98  54.13
5/29/98  48.13     6/10/98  49.50     7/13/98  50.50     8/12/98  51.25     9/11/98  49.50     10/12/98  49.13     11/11/98  54.00
                   6/11/98  49.50     7/14/98  51.50     8/13/98  50.88     9/14/98  49.25     10/13/98  49.00     11/12/98  55.00
                   6/12/98  49.50     7/15/98  51.25     8/14/98  50.88     9/15/98  49.25     10/14/98  49.00     11/13/98  55.25
                   6/15/98  49.50     7/16/98  51.25     8/17/98  51.38     9/16/98  49.38     10/15/98  48.75     11/16/98  55.00
                   6/16/98  49.75     7/17/98  51.25     8/18/98  51.75     9/17/98  49.00     10/16/98  48.75     11/17/98  54.75
                   6/17/98  50.00     7/20/98  51.25     8/19/98  51.75     9/18/98  50.38     10/19/98  48.75     11/18/98  53.75
                   6/18/98  50.00     7/21/98  51.00     8/20/98  51.75     9/21/98  50.50     10/20/98  49.63     11/19/98  53.63
                   6/19/98  50.13     7/22/98  51.50     8/21/98  51.38     9/22/98  51.25     10/21/98  50.38
                   6/22/98  49.75     7/23/98  51.25     8/24/98  50.88     9/23/98  52.63     10/22/98  49.75
                   6/23/98  49.75     7/24/98  51.25     8/25/98  52.00     9/24/98  52.50     10/23/98  49.63
                   6/24/98  49.38     7/27/98  51.44     8/26/98  51.75     9/25/98  52.13     10/26/98  50.00
                   6/25/98  49.50     7/28/98  51.31     8/27/98  51.38     9/28/98  51.63     10/27/98  50.00
                   6/26/98  49.69     7/29/98  51.50     8/28/98  51.00     9/29/98  51.63     10/28/98  51.50
                   6/29/98  50.50     7/30/98  51.13     8/31/98  50.63     9/30/98  50.50     10/29/98  51.50
                   6/30/98  50.63     7/31/98  51.31                                           10/30/98  52.13

Low Price on 6/04/98 - $47.63
High Price on 11/13/98 - $55.25

                                                                                                                 November 20, 1998
                                                                                                                           Page 25

                                                      HUDSON GENERAL CORP.
                                                 Closing Prices - Last 5 Years
                                        Daily from November 19, 1993 - November 19, 1998

                                       DAILY FROM NOVEMBER 19, 1993 - NOVEMBER 19, 1998

  DATE     HGC          DATE     HGC          DATE     HGC          DATE     HGC          DATE     HGC          DATE     HGC
11/19/93  13.13        1/3/94   13.50        1/3/95   15.81        1/2/96   33.00        1/2/97   37.00        1/2/98   47.00
11/22/93  13.19        1/4/94   13.56        1/4/95   15.81        1/3/96   33.00        1/3/97   37.50        1/5/98   45.00
11/23/93  13.38        1/5/94   13.56        1/5/95   15.81        1/4/96   33.25        1/6/97   38.00        1/6/98   45.50
11/24/93  13.13        1/6/94   13.44        1/6/95   16.00        1/5/96   33.00        1/7/97   37.38        1/7/98   45.00
11/26/93  13.00        1/7/94   13.50        1/9/95   16.00        1/8/96   33.00        1/8/97   37.50        1/8/98   45.00
11/29/93  12.75        1/10/94  13.56        1/10/95  15.94        1/9/96   33.50        1/9/97   37.50        1/9/98   43.63
11/30/93  12.75        1/11/94  13.56        1/11/95  15.94        1/10/96  33.50        1/10/97  38.38        1/12/98  43.38
12/1/93   13.00        1/12/94  13.50        1/12/95  15.94        1/11/96  34.00        1/13/97  38.50        1/13/98  43.38
12/2/93   13.00        1/13/94  13.56        1/13/95  15.94        1/12/96  34.25        1/14/97  38.25        1/14/98  43.56
12/3/93   12.75        1/14/94  13.63        1/16/95  16.00        1/15/96  34.50        1/15/97  37.38        1/15/98  43.63
12/6/93   12.63        1/17/94  13.75        1/17/95  15.94        1/16/96  34.50        1/16/97  38.38        1/16/98  43.88
12/7/93   12.63        1/18/94  13.81        1/18/95  15.94        1/17/96  34.50        1/17/97  37.88        1/20/98  42.75
12/8/93   12.69        1/19/94  13.81        1/19/95  15.94        1/18/96  34.50        1/20/97  38.38        1/21/98  44.25
12/9/93   12.50        1/20/94  13.81        1/20/95  15.94        1/19/96  34.88        1/21/97  37.88        1/22/98  44.63
12/10/93  12.38        1/21/94  13.81        1/23/95  15.75        1/22/96  35.00        1/22/97  37.13        1/23/98  44.63
12/13/93  12.63        1/24/94  13.88        1/24/95  15.69        1/23/96  35.00        1/23/97  37.25        1/26/98  44.63
12/14/93  12.88        1/25/94  13.88        1/25/95  15.88        1/24/96  35.63        1/24/97  36.88        1/27/98  44.63
12/15/93  12.94        1/26/94  13.88        1/26/95  15.75        1/25/96  36.13        1/27/97  36.00        1/28/98  44.88
12/16/93  14.00        1/27/94  14.00        1/27/95  15.81        1/26/96  36.13        1/28/97  36.25        1/29/98  44.75
12/17/93  14.25        1/28/94  14.25        1/30/95  15.69        1/29/96  39.13        1/29/97  37.00        1/30/98  44.75
12/20/93  14.00        1/31/94  15.00        1/31/95  15.75        1/30/96  38.88        1/30/97  37.00        2/2/98   44.50
12/21/93  14.00        2/1/94   15.38        2/1/95   15.81        1/31/96  39.50        1/31/97  37.38        2/3/98   45.00
12/22/93  14.00        2/2/94   15.50        2/2/95   15.69        2/1/96   40.38        2/3/97   37.00        2/4/98   44.50
12/23/93  13.50        2/3/94   15.75        2/3/95   16.00        2/2/96   40.25        2/4/97   37.00        2/5/98   43.75
12/27/93  13.13        2/4/94   15.88        2/6/95   16.00        2/5/96   40.88        2/5/97   38.00        2/6/98   44.00
12/28/93  13.13        2/7/94   15.63        2/7/95   16.75        2/6/96   39.75        2/6/97   39.00        2/9/98   46.00
12/29/93  13.50        2/8/94   15.63        2/8/95   16.75        2/7/96   39.50        2/7/97   39.13        2/10/98  47.63
12/30/93  13.38        2/9/94   16.00        2/9/95   16.50        2/8/96   39.25        2/10/97  38.88        2/11/98  47.63
12/31/93  13.38        2/10/94  15.38        2/10/95  16.44        2/9/96   39.42        2/11/97  39.63        2/12/98  47.75
                       2/11/94  15.38        2/13/95  16.56        2/12/96  39.00        2/12/97  39.50        2/13/98  48.88
                       2/14/94  15.75        2/14/95  16.44        2/13/96  38.88        2/13/97  39.25        2/17/98  48.88
                       2/15/94  15.88        2/15/95  16.44        2/14/96  39.00        2/14/97  39.38        2/18/98  48.75
                       2/16/94  16.25        2/16/95  16.44        2/15/96  41.00        2/18/97  40.00        2/19/98  48.75
                       2/17/94  16.63        2/17/95  16.38        2/16/96  40.00        2/19/97  40.50        2/20/98  48.13
                       2/18/94  16.75        2/21/95  16.31        2/20/96  40.00        2/20/97  40.50        2/23/98  47.38
                       2/22/94  16.88        2/22/95  16.31        2/21/96  39.63        2/21/97  40.13        2/24/98  47.25
                       2/23/94  16.75        2/23/95  16.25        2/22/96  39.38        2/24/97  40.00        2/25/98  48.50
                       2/24/94  16.75        2/24/95  16.31        2/23/96  39.00        2/25/97  39.75        2/26/98  48.88
                       2/25/94  16.75        2/27/95  16.31        2/26/96  39.00        2/26/97  38.75        2/27/98  48.75
                       2/28/94  16.50        2/28/95  16.25        2/27/96  38.88        2/27/97  38.50        3/2/98   48.75
                       3/1/94   16.25        3/1/95   16.25        2/28/96  39.75        2/28/97  38.25        3/3/98   48.75
                       3/2/94   16.25        3/2/95   16.19        2/29/96  40.38        3/3/97   38.13        3/4/98   48.94
                       3/3/94   15.63        3/3/95   16.00        3/1/96   40.38        3/4/97   38.75        3/5/98   48.38
                       3/4/94   15.50        3/6/95   15.81        3/4/96   40.25        3/5/97   38.88        3/6/98   49.00
                       3/7/94   15.63        3/7/95   15.81        3/5/96   40.38        3/6/97   38.63        3/9/98   48.88
                       3/8/94   15.63        3/8/95   15.94        3/6/96   40.13        3/7/97   39.75        3/10/98  48.50
                       3/9/94   15.56        3/9/95   15.94        3/7/96   40.00        3/10/97  40.25        3/11/98  48.50
                       3/10/94  15.88        3/10/95  15.94        3/8/96   39.13        3/11/97  41.38        3/12/98  48.25
                       3/11/94  15.75        3/13/95  15.88        3/11/96  38.63        3/12/97  40.63        3/13/98  48.25
                       3/14/94  15.88        3/14/95  15.88        3/12/96  38.25        3/13/97  40.13        3/16/98  48.00
                       3/15/94  15.75        3/15/95  15.81        3/13/96  38.50        3/14/97  39.63        3/17/98  48.25
                       3/16/94  15.81        3/16/95  15.81        3/14/96  39.63        3/17/97  39.13        3/18/98  48.13
                       3/17/94  15.75        3/17/95  15.81        3/15/96  39.25        3/18/97  39.63        3/19/98  48.38
                       3/18/94  16.00        3/20/95  15.88        3/18/96  38.63        3/19/97  39.75        3/20/98  48.25
                       3/21/94  16.00        3/21/95  15.81        3/19/96  38.63        3/20/97  39.25        3/23/98  48.13
                       3/22/94  15.88        3/22/95  15.88        3/20/96  38.38        3/21/97  39.00        3/24/98  47.88
                       3/23/94  15.81        3/23/95  15.88        3/21/96  38.00        3/24/97  38.38        3/25/98  47.88
                       3/24/94  15.94        3/24/95  15.75        3/22/96  38.25        3/25/97  38.38        3/26/98  47.63
                       3/25/94  16.00        3/27/95  15.75        3/25/96  39.00        3/26/97  38.13        3/27/98  47.44
                       3/28/94  16.38        3/28/95  15.69        3/26/96  40.25        3/27/97  38.00        3/30/98  47.25
                       3/29/94  16.31        3/29/95  16.00        3/27/96  42.25        3/31/97  37.25        3/31/98  47.25
                       3/30/94  15.88        3/30/95  15.88        3/28/96  42.75        4/1/97   37.75        4/1/98   47.25
                       3/31/94  15.75        3/31/95  15.88        3/29/96  43.38        4/2/97   37.75        4/2/98   47.25
                       4/4/94   15.50        4/3/95   15.81        4/1/96   43.13        4/3/97   37.38        4/3/98   47.00
                       4/5/94   15.50        4/4/95   15.81        4/2/96   43.38        4/4/97   37.00        4/6/98   47.50
                       4/6/94   15.50        4/5/95   16.13        4/3/96   43.38        4/7/97   36.88        4/7/98   47.25
                       4/7/94   15.50        4/6/95   16.13        4/4/96   43.13        4/8/97   36.63        4/8/98   47.25
                       4/8/94   15.50        4/7/95   16.13        4/8/96   42.63        4/9/97   37.13        4/9/98   47.25
                       4/11/94  15.50        4/10/95  16.13        4/9/96   42.25        4/10/97  37.00        4/13/98  47.50
                       4/12/94  15.50        4/11/95  16.06        4/10/96  41.63        4/11/97  36.50        4/14/98  47.38
                       4/13/94  15.31        4/12/95  16.13        4/11/96  41.50        4/14/97  36.50        4/15/98  47.31
                       4/14/94  15.38        4/13/95  16.00        4/12/96  42.13        4/15/97  36.13        4/16/98  47.13
                       4/15/94  15.25        4/17/95  16.25        4/15/96  42.13        4/16/97  36.13        4/17/98  46.88
                       4/18/94  15.13        4/18/95  16.25        4/16/96  43.13        4/17/97  36.63        4/20/98  47.00
                       4/19/94  15.06        4/19/95  16.13        4/17/96  42.75        4/18/97  37.00        4/21/98  46.88
                       4/20/94  15.13        4/20/95  16.13        4/18/96  43.38        4/21/97  36.38        4/22/98  46.50
                       4/21/94  15.06        4/21/95  16.25        4/19/96  43.00        4/22/97  36.13        4/23/98  46.44
                       4/22/94  15.06        4/24/95  16.25        4/22/96  43.00        4/23/97  36.13        4/24/98  46.50
                       4/25/94  15.06        4/25/95  16.50        4/23/96  42.25        4/24/97  36.13        4/27/98  46.00
                       4/26/94  15.13        4/26/95  16.38        4/24/96  41.75        4/25/97  36.25        4/28/98  45.88
                       4/28/94  15.13        4/27/95  16.50        4/25/96  41.50        4/28/97  35.63        4/29/98  46.00
                       4/29/94  15.13        4/28/95  16.56        4/26/96  41.13        4/29/97  37.13        4/30/98  46.00
                       5/2/94   15.13        5/1/95   16.56        4/29/96  39.38        4/30/97  37.38        5/1/98   46.00
                       5/3/94   15.13        5/2/95   16.38        4/30/96  38.75        5/1/97   38.00        5/4/98   46.50
                       5/4/94   15.38        5/3/95   16.63        5/1/96   38.00        5/2/97   37.88        5/5/98   48.00
                       5/5/94   15.44        5/4/95   16.88        5/2/96   39.00        5/5/97   38.00        5/6/98   48.00
                       5/6/94   15.25        5/5/95   17.25        5/3/96   39.50        5/6/97   38.13        5/7/98   48.00
                       5/9/94   15.50        5/8/95   17.13        5/6/96   39.88        5/7/97   38.13        5/8/98   48.00
                       5/10/94  15.50        5/9/95   17.50        5/7/96   40.00        5/8/97   38.50        5/11/98  48.00
                       5/11/94  15.50        5/10/95  17.88        5/8/96   39.25        5/9/97   38.25        5/12/98  48.00
                       5/12/94  15.13        5/11/95  18.88        5/9/96   38.38        5/12/97  38.38        5/13/98  48.00
                       5/13/94  15.13        5/12/95  18.75        5/10/96  37.88        5/13/97  37.75        5/14/98  48.13
                       5/16/94  16.00        5/15/95  18.75        5/13/96  38.00        5/14/97  38.25        5/15/98  48.13
                       5/17/94  16.00        5/16/95  18.88        5/14/96  37.75        5/15/97  38.38        5/18/98  48.06
                       5/18/94  15.88        5/17/95  18.75        5/15/96  38.00        5/16/97  38.25        5/19/98  48.13
                       5/19/94  16.00        5/18/95  18.69        5/16/96  38.25        5/19/97  37.88        5/20/98  48.13
                       5/20/94  15.88        5/19/95  18.81        5/17/96  38.00        5/20/97  37.63        5/21/98  48.13
                       5/23/94  16.00        5/22/95  18.75        5/20/96  38.00        5/21/97  37.75        5/22/98  48.19
                       5/24/94  16.25        5/23/95  18.88        5/21/96  37.75        5/22/97  38.00        5/26/98  48.13
                       5/25/94  16.50        5/24/95  18.88        5/22/96  37.75        5/23/97  38.25        5/27/98  48.00
                       5/26/94  16.50        5/25/95  19.00        5/23/96  37.75        5/27/97  39.00        5/28/98  48.13
                       5/27/94  16.50        5/26/95  19.00        5/24/96  38.88        5/28/97  38.88        5/29/98  48.13
                       5/31/94  16.50        5/30/95  18.88        5/28/96  39.00        5/29/97  39.13        6/1/98   48.25
                       6/1/94   16.25        5/31/95  19.00        5/29/96  38.75        5/30/97  40.00        6/2/98   48.25
                       6/2/94   16.75        6/1/95   19.13        5/30/96  38.50        6/2/97   40.13        6/3/98   48.13
                       6/3/94   16.75        6/2/95   19.25        5/31/96  38.50        6/3/97   39.75        6/4/98   47.63
                       6/6/94   16.50        6/5/95   19.88        6/3/96   38.25        6/4/97   40.00        6/5/98   47.75
                       6/7/94   16.56        6/6/95   19.50        6/4/96   38.63        6/5/97   39.75        6/8/98   48.25
                       6/8/94   16.56        6/7/95   19.50        6/5/96   38.75        6/6/97   39.75        6/9/98   49.00
                       6/9/94   16.50        6/8/95   19.56        6/6/96   38.50        6/9/97   39.75        6/10/98  49.50
                       6/10/94  16.56        6/9/95   19.88        6/7/96   38.50        6/10/97  40.13        6/11/98  49.50
                       6/13/94  16.50        6/12/95  20.00        6/10/96  38.13        6/11/97  40.00        6/12/98  49.50
                       6/14/94  16.50        6/13/95  20.13        6/11/96  37.63        6/12/97  39.50        6/15/98  49.50
                       6/15/94  16.63        6/14/95  20.19        6/12/96  37.38        6/13/97  40.25        6/16/98  49.75
                       6/16/94  16.75        6/15/95  20.25        6/13/96  37.00        6/16/97  40.38        6/17/98  50.00
                       6/17/94  15.63        6/16/95  20.44        6/14/96  37.13        6/17/97  39.88        6/18/98  50.00
                       6/20/94  15.50        6/19/95  20.50        6/17/96  37.00        6/18/97  40.00        6/19/98  50.13
                       6/21/94  15.56        6/20/95  20.38        6/18/96  36.63        6/19/97  40.00        6/22/98  49.75
                       6/22/94  15.63        6/21/95  20.50        6/19/96  35.88        6/20/97  39.38        6/23/98  49.75
                       6/23/94  15.63        6/22/95  20.44        6/20/96  35.63        6/23/97  39.13        6/24/98  49.38
                       6/24/94  15.38        6/23/95  20.44        6/21/96  34.38        6/24/97  38.88        6/25/98  49.50
                       6/27/94  15.13        6/26/95  20.25        6/24/96  34.88        6/25/97  38.63        6/26/98  49.69
                       6/28/94  15.38        6/27/95  20.13        6/25/96  34.88        6/26/97  38.25        6/29/98  50.50
                       6/29/94  15.44        6/28/95  20.13        6/26/96  35.00        6/27/97  38.25        6/30/98  50.63
                       6/30/94  15.31        6/29/95  20.38        6/27/96  35.25        6/30/97  38.00        7/1/98   50.50
                       7/1/94   15.38        6/30/95  20.31        6/28/96  35.38        7/1/97   38.00        7/2/98   50.63
                       7/5/94   15.44        7/3/95   20.31        7/1/96   35.25        7/2/97   39.63        7/6/98   50.88
                       7/6/94   15.31        7/5/95   20.13        7/2/96   34.88        7/3/97   40.63        7/7/98   51.50
                       7/7/94   15.25        7/6/95   20.00        7/3/96   34.63        7/7/97   40.63        7/8/98   51.38
                       7/8/94   15.31        7/7/95   20.25        7/5/96   34.56        7/8/97   41.00        7/9/98   51.19
                       7/11/94  15.19        7/10/95  20.19        7/8/96   34.56        7/9/97   41.00        7/10/98  51.13
                       7/12/94  15.31        7/11/95  20.19        7/9/96   34.38        7/10/97  40.75        7/13/98  50.50
                       7/13/94  15.31        7/12/95  20.13        7/10/96  33.13        7/11/97  40.50        7/14/98  51.50
                       7/14/94  15.31        7/13/95  20.19        7/11/96  32.75        7/14/97  41.13        7/15/98  51.25
                       7/15/94  15.31        7/14/95  20.19        7/12/96  32.75        7/15/97  41.06        7/16/98  51.25
                       7/18/94  15.13        7/17/95  20.13        7/15/96  32.75        7/16/97  42.00        7/17/98  51.25
                       7/19/94  15.19        7/18/95  20.19        7/16/96  33.00        7/17/97  42.50        7/20/98  51.25
                       7/20/94  15.19        7/19/95  20.00        7/17/96  33.25        7/18/97  42.50        7/21/98  51.00
                       7/21/94  16.00        7/20/95  20.06        7/18/96  33.13        7/21/97  42.00        7/22/98  51.50
                       7/22/94  15.94        7/21/95  20.13        7/19/96  33.13        7/22/97  42.00        7/23/98  51.25
                       7/25/94  15.88        7/24/95  20.25        7/22/96  33.06        7/23/97  42.63        7/24/98  51.25
                       7/26/94  15.94        7/25/95  20.25        7/23/96  33.25        7/24/97  42.25        7/27/98  51.44
                       7/27/94  15.94        7/26/95  20.31        7/24/96  33.25        7/25/97  42.00        7/28/98  51.31
                       7/28/94  15.94        7/27/95  20.25        7/25/96  33.50        7/28/97  41.63        7/29/98  51.50
                       7/29/94  15.88        7/28/95  20.31        7/26/96  33.38        7/29/97  41.50        7/30/98  51.13
                       8/1/94   16.00        7/31/95  20.31        7/29/96  33.38        7/30/97  40.63        7/31/98  51.31
                       8/2/94   15.94        8/1/95   20.38        7/30/96  33.25        7/31/97  40.56        8/3/98   51.13
                       8/3/94   16.13        8/2/95   20.88        7/31/96  33.13        8/1/97   40.56        8/4/98   51.50
                       8/4/94   16.25        8/3/95   21.63        8/1/96   33.00        8/4/97   40.38        8/5/98   51.63
                       8/5/94   16.25        8/4/95   21.88        8/2/96   33.00        8/5/97   40.00        8/6/98   51.38
                       8/8/94   16.25        8/7/95   22.00        8/5/96   33.25        8/6/97   39.88        8/7/98   51.38
                       8/9/94   16.25        8/8/95   22.00        8/6/96   33.88        8/7/97   41.00        8/10/98  51.50
                       8/10/94  16.25        8/9/95   21.94        8/7/96   34.00        8/8/97   40.50        8/11/98  50.88
                       8/11/94  16.25        8/10/95  22.25        8/8/96   34.50        8/11/97  40.75        8/12/98  51.25
                       8/12/94  16.25        8/11/95  22.13        8/9/96   34.50        8/12/97  41.00        8/13/98  50.88
                       8/15/94  16.25        8/14/95  22.38        8/12/96  34.25        8/13/97  40.75        8/14/98  50.88
                       8/16/94  17.50        8/15/95  22.50        8/13/96  33.50        8/14/97  40.88        8/17/98  51.38
                       8/17/94  18.50        8/16/95  22.31        8/14/96  33.63        8/15/97  40.88        8/18/98  51.75
                       8/18/94  18.25        8/17/95  22.13        8/15/96  33.50        8/18/97  40.50        8/19/98  51.75
                       8/19/94  18.13        8/18/95  22.00        8/16/96  33.75        8/19/97  40.75        8/20/98  51.75
                       8/22/94  18.50        8/21/95  22.25        8/19/96  34.25        8/20/97  40.50        8/21/98  51.38
                       8/23/94  18.38        8/22/95  22.13        8/20/96  34.75        8/21/97  40.19        8/24/98  50.88
                       8/24/94  18.25        8/23/95  22.31        8/21/96  34.75        8/22/97  39.75        8/25/98  52.00
                       8/25/94  18.25        8/24/95  22.19        8/22/96  34.50        8/25/97  39.75        8/26/98  51.75
                       8/26/94  18.38        8/25/95  22.19        8/23/96  34.63        8/26/97  40.00        8/27/98  51.38
                       8/29/94  18.13        8/28/95  22.19        8/26/96  35.25        8/27/97  40.25        8/28/98  51.00
                       8/30/94  18.25        8/29/95  22.25        8/27/96  35.50        8/28/97  40.00        8/31/98  50.63
                       8/31/94  20.00        8/30/95  22.19        8/28/96  35.88        8/29/97  39.75        9/1/98   50.38
                       9/1/94   19.63        8/31/95  22.13        8/29/96  36.38        9/2/97   39.88        9/2/98   50.75
                       9/2/94   19.63        9/1/95   22.00        8/30/96  37.50        9/3/97   40.25        9/3/98   49.88
                       9/6/94   19.63        9/5/95   22.06        9/3/96   38.13        9/4/97   39.75        9/4/98   49.88
                       9/7/94   19.56        9/6/95   21.94        9/4/96   38.13        9/5/97   40.50        9/8/98   50.25
                       9/8/94   19.63        9/7/95   22.50        9/5/96   39.25        9/8/97   43.50        9/9/98   50.25
                       9/9/94   19.38        9/8/95   22.75        9/6/96   39.13        9/9/97   44.25        9/10/98  49.63
                       9/12/94  19.44        9/11/95  22.69        9/9/96   39.00        9/10/97  43.25        9/11/98  49.50
                       9/13/94  19.38        9/12/95  22.69        9/10/96  38.25        9/11/97  43.00        9/14/98  49.25
                       9/14/94  19.13        9/13/95  22.75        9/11/96  37.00        9/12/97  42.50        9/15/98  49.25
                       9/15/94  19.13        9/14/95  23.50        9/12/96  36.88        9/15/97  41.38        9/16/98  49.38
                       9/16/94  19.19        9/15/95  23.44        9/13/96  37.63        9/16/97  42.38        9/17/98  49.00
                       9/19/94  19.25        9/18/95  23.38        9/16/96  38.00        9/17/97  43.00        9/18/98  50.38
                       9/20/94  19.31        9/19/95  23.31        9/17/96  37.88        9/18/97  43.00        9/21/98  50.50
                       9/21/94  19.00        9/20/95  23.50        9/18/96  37.00        9/19/97  42.00        9/22/98  51.25
                       9/22/94  18.88        9/21/95  23.50        9/19/96  36.88        9/22/97  42.75        9/23/98  52.63
                       9/23/94  18.88        9/22/95  23.50        9/20/96  36.88        9/23/97  42.75        9/24/98  52.50
                       9/26/94  18.88        9/25/95  23.50        9/23/96  36.88        9/24/97  43.25        9/25/98  52.13
                       9/27/94  18.81        9/26/95  23.50        9/24/96  39.50        9/25/97  43.00        9/28/98  51.63
                       9/28/94  18.75        9/27/95  23.13        9/25/96  39.25        9/26/97  43.13        9/29/98  51.63
                       9/29/94  18.81        9/28/95  23.50        9/26/96  40.00        9/29/97  43.25        9/30/98  50.50
                       9/30/94  18.81        9/29/95  24.00        9/27/96  39.38        9/30/97  42.75       10/1/98   49.88
                      10/3/94   18.50       10/2/95   23.88        9/30/96  40.00       10/1/97   42.50       10/2/98   49.63
                      10/4/94   18.56       10/3/95   23.88       10/1/96   39.00       10/2/97   43.00       10/5/98   49.38
                      10/5/94   18.38       10/4/95   23.81       10/2/96   39.00       10/3/97   43.75       10/6/98   49.00
                      10/6/94   18.31       10/5/95   23.81       10/3/96   39.25       10/6/97   44.00       10/7/98   49.00
                      10/7/94   18.38       10/6/95   23.81       10/4/96   39.50       10/7/97   45.88       10/8/98   48.50
                      10/10/94  18.31       10/9/95   23.63       10/7/96   38.75       10/8/97   45.50       10/9/98   49.13
                      10/11/94  18.38       10/10/95  23.56       10/8/96   38.25       10/9/97   45.38       10/12/98  49.13
                      10/12/94  18.38       10/11/95  23.88       10/9/96   37.75       10/10/97  45.50       10/13/98  49.00
                      10/13/94  18.50       10/12/95  25.50       10/10/96  37.00       10/13/97  46.00       10/14/98  49.00
                      10/14/94  18.50       10/13/95  25.75       10/11/96  37.25       10/14/97  45.88       10/15/98  48.75
                      10/17/94  18.44       10/16/95  25.25       10/14/96  36.75       10/15/97  46.25       10/16/98  48.75
                      10/18/94  18.38       10/17/95  25.63       10/15/96  36.88       10/16/97  46.25       10/19/98  48.75
                      10/19/94  18.38       10/18/95  26.50       10/16/96  36.63       10/17/97  45.75       10/20/98  49.63
                      10/20/94  18.25       10/19/95  26.25       10/17/96  36.75       10/20/97  46.50       10/21/98  50.38
                      10/21/94  18.25       10/20/95  26.38       10/18/96  36.75       10/21/97  46.50       10/22/98  49.75
                      10/24/94  18.19       10/23/95  26.25       10/21/96  36.38       10/22/97  47.50       10/23/98  49.63
                      10/25/94  18.31       10/24/95  26.31       10/22/96  36.38       10/23/97  47.13       10/26/98  50.00
                      10/26/94  18.31       10/25/95  26.75       10/23/96  36.13       10/24/97  47.50       10/27/98  50.00
                      10/27/94  18.38       10/26/95  26.13       10/24/96  36.25       10/27/97  46.88       10/28/98  51.50
                      10/28/94  18.25       10/27/95  26.13       10/25/96  35.63       10/28/97  46.00       10/29/98  51.50
                      10/31/94  18.38       10/30/95  26.00       10/28/96  35.25       10/29/97  46.00       10/30/98  52.13
                      11/1/94   18.38       10/31/95  26.25       10/29/96  34.88       10/30/97  45.63       11/2/98   52.25
                      11/2/94   18.31       11/1/95   26.38       10/30/96  35.25       10/31/97  46.50       11/3/98   52.88
                      11/3/94   18.13       11/2/95   26.50       10/31/96  35.38       11/3/97   47.00       11/4/98   52.75
                      11/4/94   18.06       11/3/95   26.63       11/1/96   35.63       11/4/97   47.00       11/5/98   53.38
                      11/7/94   18.06       11/6/95   26.50       11/4/96   35.25       11/5/97   47.38       11/6/98   53.44
                      11/8/94   18.06       11/7/95   26.50       11/5/96   35.25       11/6/97   48.00       11/9/98   53.50
                      11/9/94   18.00       11/8/95   26.75       11/6/96   35.25       11/7/97   47.88       11/10/98  54.13
                      11/10/94  18.25       11/9/95   27.13       11/7/96   35.63       11/10/97  47.38       11/11/98  54.00
                      11/11/94  17.88       11/10/95  27.50       11/8/96   35.75       11/11/97  47.00       11/12/98  55.00
                      11/14/94  18.00       11/13/95  28.75       11/11/96  35.63       11/12/97  46.50       11/13/98  55.25
                      11/15/94  18.00       11/14/95  28.88       11/12/96  35.63       11/13/97  47.38       11/16/98  55.00
                      11/16/94  17.88       11/15/95  28.88       11/13/96  35.50       11/14/97  47.50       11/17/98  54.75
                      11/17/94  17.88       11/16/95  29.25       11/14/96  35.50       11/17/97  48.38       11/18/98  53.75
                      11/18/94  18.06       11/17/95  29.00       11/15/96  35.25       11/18/97  48.38       11/19/98  53.63
                      11/21/94  17.88       11/20/95  29.00       11/18/96  34.50       11/19/97  48.38
                      11/22/94  17.63       11/21/95  28.94       11/19/96  34.00       11/20/97  48.50
                      11/23/94  17.50       11/22/95  28.88       11/20/96  35.00       11/21/97  48.38
                      11/25/94  17.56       11/24/95  28.94       11/21/96  36.25       11/24/97  48.38
                      11/28/94  17.63       11/27/95  28.75       11/22/96  36.25       11/25/97  48.00
                      11/29/94  17.50       11/28/95  28.50       11/25/96  35.75       11/26/97  48.00
                      11/30/94  17.44       11/29/95  29.75       11/26/96  35.25       11/28/97  48.50
                      12/1/94   17.38       11/30/95  31.63       11/27/96  36.00       12/1/97   48.38
                      12/2/94   17.38       12/1/95   31.56       11/29/96  36.25       12/2/97   48.38
                      12/5/94   17.13       12/4/95   32.25       12/2/96   36.38       12/3/97   48.06
                      12/6/94   16.88       12/5/95   31.75       12/3/96   36.75       12/4/97   48.00
                      12/7/94   16.81       12/6/95   31.63       12/4/96   36.88       12/5/97   48.13
                      12/8/94   16.88       12/7/95   34.25       12/5/96   37.38       12/8/97   47.63
                      12/9/94   16.63       12/8/95   33.50       12/6/96   37.00       12/9/97   47.19
                      12/12/94  16.56       12/11/95  32.38       12/9/96   38.00       12/10/97  47.06
                      12/13/94  16.56       12/12/95  31.88       12/10/96  38.13       12/11/97  47.06
                      12/14/94  16.56       12/13/95  31.81       12/11/96  37.50       12/12/97  46.63
                      12/15/94  16.56       12/14/95  31.25       12/12/96  37.13       12/15/97  46.88
                      12/16/94  16.69       12/15/95  31.50       12/13/96  37.00       12/16/97  46.75
                      12/19/94  16.63       12/18/95  31.38       12/16/96  38.00       12/17/97  46.75
                      12/20/94  16.56       12/19/95  31.63       12/17/96  37.88       12/18/97  46.69
                      12/21/94  16.25       12/20/95  32.50       12/18/96  37.25       12/19/97  46.88
                      12/22/94  16.13       12/21/95  32.38       12/19/96  37.25       12/22/97  46.50
                      12/23/94  16.06       12/22/95  32.38       12/20/96  37.00       12/23/97  46.25
                      12/27/94  16.00       12/26/95  32.63       12/23/96  37.88       12/24/97  46.88
                      12/28/94  15.88       12/27/95  32.69       12/24/96  38.25       12/26/97  46.75
                      12/29/94  15.81       12/28/95  32.88       12/26/96  37.88       12/29/97  46.63
                      12/30/94  15.75       12/29/95  32.50       12/27/96  38.00       12/30/97  46.63
                                                                  12/30/96  38.00       12/31/97  48.00
                                                                  12/31/96  37.25

Low Price on 12/10/93 - $12.38
High Price on 11/13/98 - $55.25

ALLEN COMPANY INCORPORATED                        PRELIMINARY DRAFT AS OF 12/1/98                                         Page 26


                              HUDSON GENERAL CORP.
                                Volume Analysis

                                                        Number of Shares
      Average Volume of Shares                       Traded at Price Ranges
      Traded Over Last 5 Years                         Over Last 5 Years
-------------------------------------     ---------------------------------------
                              Average                           Total     Average
                  Average       Daily     Closing Price per     Shares      Daily
   Period          Price       Volume        Share Range        Traded     Volume
   ------          -----       ------        -----------        ------     ------
Last Week         $ 54.80        640       <$10.00                  -         -
                                             10.00 - 12.50        2,400     1,200
Last 2 Weeks      $ 54.12        510         12.50 - 15.00       25,900       809
                                             15.00 - 17.50      241,400     2,155
Last Month        $ 52.25        564         17.50 - 20.00       79,500     1,395
                                             20.00 - 22.50       36,000     1,333
Last 3 Months     $ 50.98        909         22.50 - 25.00       10,500       875
                                             25.00 - 27.50       53,400     3,141
Last 6 Months     $ 50.55        654         27.50 - 30.00       15,900     1,590
                                             30.00 - 32.50       56,300     4,331
Last Year         $ 48.80        845         32.50 - 35.00      256,900     4,144
                                             35.00 - 37.50      466,200     4,526
Last 2 Years      $ 44.03      2,175         37.50 - 40.00      852,300     4,815
                                             40.00 - 42.50      168,000     2,471
Last 3 Years      $ 41.82      2,867         42.50 - 45.00      112,400     2,342
                                             45.00 - 47.50      119,400     1,926
Last 4 Years      $ 35.82      2,376         47.50 - 50.00       79,700     1,049
                                             50.00 - 52.50       47,300       946
Last 5 Years      $ 32.17      2,081         52.50 - 55.25        6,500       605
                                                     55.25>         -         -

                                                              November 20, 1998
                                                                        Page 25